UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 28, 2005

                            ULTRASTRIP SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Florida                   000-25663                   65-0841549
----------------------------      -----------               -------------------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File No.)                Identification No.)

                            3515 S.E. Lionel Terrace
                                Stuart, FL 34997
                                 (772) 287-4846
                         -------------------------------
                          (Address and telephone number
                         of principal executive offices)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 28, 2005, we appointed Mr. Dennis McGuire as the president and chief executive officer of UltraStrip Systems, Inc. Mr. McGuire is one of our founders and was previously our executive vice president of business development and technology and also our chief technology officer.

         Also on September 28, 2005, Mr. Steve Johnson relinquished his position as president & CEO and Mr. John Odwazny relinquished his position as chief operating officer of UltraStrip Systems, Inc. Mr. Johnson has assumed the position of president of UltraStrip Envirobotic Solutions, Inc., our newly created subsidiary handling our coating removal business. Mr. Odwazny has assumed the position of chief operating officer of UltraStrip Envirobotic Solutions, Inc.

         Also on September 28, 2005, Mr. Todd Christie was appointed a director of UltraStrip Systems, Inc.


ITEM 8.01   OTHER EVENTS.

         Because we operate two distinct lines of business, in late September 2005 we decided that it was in our best interests to reorganize our corporate structure and method of operating to more closely reflect our two lines of business. When our reorganization is complete, UltraStrip Systems, Inc. will be a publicly held holding company owning two operating subsidiaries: Ecosphere Technologies, Inc. and UltraStrip Envirobotic Solutions, Inc. In conjunction with our new corporate structure, in addition to the officers referred to above, Mr. Michael Donn was appointed president and Mr. Tom Von Essen was appointed Vice President-Special Projects of Ecosphere Technologies, Inc.

         Ecosphere will operate our water filtration business, and we will transfer all related assets, including our water filtration related intellectual property to Ecosphere. Our initial system is currently in use in Waveland, Mississippi providing clean drinking water to Waveland residents who have been without clean city water since Hurricane Katrina devastated the region on August 29th.

         UltraStrip Envirobotic Solutions, Inc. will operate our coating removal business, and we will transfer all related assets, including our water jetting related intellectual property to it. We recently entered into an agreement to be the exclusive provider of water-jet based coating removal services at the Lisnave ship yard in Setubal, Portugal, one of the largest shipyards in the world.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ULTRASTRIP SYSTEMS, INC.


                                          By: /s/ J.C. "Jim" Rushing III
                                              ----------------------------------
                                             Chief Financial Officer


Date: October 4, 2005